UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	May 1, 2006

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        At the 2006 Annual Meeting of First Business Financial Services, Inc. (the “Company”) held on May 1, 2006, the Company’s shareholders approved the 2006 Equity Incentive Plan.

        The purpose of the 2006 Equity Incentive Plan is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who make or are expected to make important contributions to the Company, and its subsidiaries and affiliates, by providing those persons with equity ownership opportunities and performance-based incentives, thereby better aligning the interests of those persons with the interests of the Company’s shareholders.

        The 2006 Equity Incentive Plan is required to be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”). In the event that the Committee is not in existence, the functions of the Committee will be exercised by the Board. All employees and directors of the Company, its subsidiaries and affiliates, and all consultants who provide services to the Company, its subsidiaries and affiliates, are eligible to be granted awards by the Committee under the 2006 Equity Incentive Plan.

        The 2006 Equity Incentive Plan provides that up to a total of 200,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (subject to adjustment) are available for granting of awards under the 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan authorizes the granting to eligible participants of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options; (b) restricted stock; (c) restricted stock units; and (d) performance shares.

        The 2006 Equity Incentive Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting of shareholders held on May 1, 2006.

        The foregoing description of the 2006 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	First Business Financial Services, Inc. 2006 Equity Incentive Plan, as amended [Incorporated by reference to Appendix B to the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders (File No. 0-51028)]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: May 5, 2006	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1	First Business Financial Services, Inc. 2006 Equity Incentive Plan, as amended [Incorporated by reference to Appendix B to the Company's Proxy Statement for the 2006 Annual Meeting of Shareholders (File No. 0-51028)]